UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2026

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On January 9, 2026, Aquestive Therapeutics, Inc. (the “Company”) issued a press release announcing the receipt of a notice from the U.S. Food and Drug Administration (FDA) that, as part of its ongoing review, the FDA had identified deficiencies in the New Drug Application (NDA) submitted by the Company for its product candidate, Anaphylm™ (epinephrine) Sublingual Film, for the treatment of severe allergic reactions, including anaphylaxis, that preclude discussion of labeling and post-marketing commitments for Anaphylm. The notification did not specify the deficiencies identified by the FDA and stated that the notification does not reflect a final decision on the pending NDA by the FDA and that the FDA’s review of the NDA is ongoing. The Company is working to understand and resolve the concerns of the FDA prior to the scheduled PDUFA goal date of January 31, 2026. The Company stated in the press release attached hereto that it continues to believe that Anaphylm represents a major step forward for people living with severe allergies, however, this development could result in a delay of the possible FDA approval of the NDA for Anaphylm. The Company also reported that the Company is continuing to advance its global strategy for Anaphylm with the initiation of regulatory engagement in Canada, Europe and the United Kingdom executed in 2025, and plans to seek regulatory approval of Anaphylm in Canada and Europe in 2026. The Company stated that, with a recent completed equity raise by the Company, and the current cash position of the Company, the Company believes that it has the necessary capital to execute on the Company’s current long-term strategy.

The Company also provided an update on its business stating that the Company had approximately $120 million in cash and cash equivalents as of December 31, 2025.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Aquestive Therapeutics, Inc. Press Release, dated January 9, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2026	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer